Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Municipal High Income Fund Inc.
(Name of Registrant as Specified in its Charter)

William J. Renahan
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange
Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as provided
by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:

	(2) Form, schedule or registration statement no.:

	(3) Filing party:

	(4) Date filed:


1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                         MUNICIPAL HIGH INCOME FUND INC.
                            SEVEN WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           --------------------------

                         TO BE HELD ON FEBRUARY 21, 2001

                           --------------------------

To the Shareholders of Municipal High Income Fund Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Municipal High Income Fund Inc. (the "Fund") will be held at the offices of the Fund at Seven World Trade Center, New York, New York at 9:15 a.m. on February 21, 2001 for the following purposes:

      1.    To elect two (2) Class II Directors of the Fund (PROPOSAL 1);

      2. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

      The close of business on January 3, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meet ing and any adjournment thereof.

                                           By Order of the Board of Directors


                                           Christina T. Sydor
January 22, 2001                           Secretary

--------------------------------------------------------------------------------

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                               Valid Signature
------------                                               ---------------

Corporate Accounts
(1) ABC Corp. ....................................       ABC Corp.
(2) ABC Corp. ....................................       John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ....................       John Doe
(4) ABC Corp. Profit Sharing Plan ................       John Doe, Trustee

Trust Accounts
(1) ABC Trust ....................................       Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 .............................       Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA ..............       John B. Smith
(2) John B. Smith ................................       John B. Smith, Executor

                         MUNICIPAL HIGH INCOME FUND INC.
                            SEVEN WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 1-800-331-1710

                           --------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 21, 2001
                           --------------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Municipal High Income Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held on February 21, 2001 at the Fund's executive offices at Seven World Trade Center, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders (the "Notice") and a proxy card accompany this Proxy Statement.

      Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers of the Fund and officers and regular employees of SSB Citi Fund Management LLC ("SSB Citi" or the "Manager"), the Fund's investment adviser and administrator, Salomon Smith Barney Inc. ("Salomon Smith Barney"), which currently makes a market in the Fund's shares, and PFPC Global Fund Services, the Fund's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2000, has previously been furnished to all shareholders. This Proxy Statement is first being mailed to shareholders on or about January 22, 2001. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-331-1710.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matter listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Because the Proposal requires a proportion of votes cast for its approval, abstensions and broker non-votes may influence whether a quorum is present, but will have no impact on the requisite approval of such Proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The close of business on January 3, 2001 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Fund has one class of common stock which has a par value of $.001 per Share. As of the Record Date, there were 20,455,082.739 Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

      As of the Record Date, to the knowledge of the Fund and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")) beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, was the record holder of 18,382,247.000 Shares, or 89.87% of the Fund's outstanding Shares. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

      In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:15 a.m. on February 21, 2001.

                                   PROPOSAL 1:
                 TO ELECT TWO (2) CLASS II DIRECTORS OF THE FUND

      The Board of Directors of the Fund is divided into three classes. The Directors serving in Class II have terms expiring at the Meeting; each Class II Director currently serving on the Board has been nominated by the Board of Directors for re election at the Meeting to serve for a term of three years (until the annual meeting in 2004) or until their successors have been duly elected and qualified.

      Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, how ever, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Certain information concerning the nominees is set forth below. All the indi viduals listed are currently serving as Directors of the Fund. "Beneficial ownership" is de fined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.

                                                                 Number (and Percentage)
                                                                  of the Fund's Shares
Name, Age, Principal Occupation and      Served as                    Beneficially
Other Business Experience During        a Director                     Owned As Of
the Past Five Years                        Since       Class+       December 31, 2000
-----------------------------------     ----------     ------    -----------------------
PERSONS NOMINATED FOR ELECTION AS DIRECTORS

Robert A. Frankel, age 73                  1994          II               285.340
Managing Partner of Robert A.                                          (less than 1%)
Frankel Management Consultants;
formerly Corporate Vice President of
The Readers Digest Association Inc.


Heath B. McLendon,* age 67                 1988          II             15,722.451(a)
Managing Director of Salomon Smith                                     (less than 1%)
Barney, President and Director of
SSB Citi and Travelers Investment
Advisers, Inc. ("TIA"); Director of
77 investment companies associated
with Citigroup, Inc. ("Citigroup").

DIRECTORS CONTINUING IN OFFICE

Dwight B. Crane, age 63                    1988          III               794.163
Professor, Harvard Business School;                                    (less than 1%)
Director, Peer Review Analysts

William R. Hutchinson, age 58              1995          III               114.276
Group Vice President, Mergers &                                        (less than 1%)
Acquisitions BP Amoco p.l.c. since
January 1, 1999; formerly Vice
President-Financial Operations AMOCO
Corporation; Director of Associated
Bank and Director of Associated
Banc-Corp

(a) Represents shares owned by members of this director's family.

                                                                 Number (and Percentage)
                                                                  of the Fund's Shares
Name, Age, Principal Occupation and      Served as                    Beneficially
Other Business Experience During        a Director                     Owned As Of
the Past Five Years                        Since       Class+       December 31, 2000
-----------------------------------     ----------     ------    -----------------------
DIRECTORS CONTINUING IN OFFICE (continued)

Allan J. Bloostein, age 71                 1992          I                672.775
President of Allan J. Bloostein                                       (less than 1%)
Associates, a consulting firm;
retired Vice Chairman and Director
of May Department Stores; Director
of CVS Corporation and Taubman
Centers Inc.

Martin Brody, age 79                       1988          I                141.902
Consultant, HMK Associates and                                        (less than 1%)
retired Vice Chairman of the Board
of Directors of Restaurant
Associates Corp., Director of
Jaclyn, Inc.

+ Number (I,II,III) indicates whether the director is in Class I, II or III. Class II directors will be elected to serve for a three-year term at the Meeting. Class I directors will continue to serve until the 2003 annual meeting. Class III directors will continue to serve until the 2002 annual meeting.

* Designates a Director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940.

      Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Fund's officers and direc tors, and any persons who beneficially own more than ten percent of the Fund's outstanding shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. (the "NYSE") and the Fund. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended October 31, 2000, all filing requirements applicable to such persons were complied with.

      The Fund has no compensation or nominating committee of the Board, or any committee performing similar functions. The Fund has an audit committee composed of directors who are not "interested persons" of the Fund as defined under the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"), and are also independent as defined in the NYSE's listed Company Manual. The audit committee is charged with recommending a firm of indepen dent auditors to the Board of Directors and reviewing the Fund's accounting matters as set forth in the committee's charter, which is attached hereto as Appendix A.

                          Report of the Audit Committee

      Pursuant to a meeting of the audit committee on December 18, 2000, the audit committee reports that it: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ending October 31, 2001. The membership of the audit committee is comprised of the following directors: Martin Brody, Dwight B. Crane, Allan J. Bloostein, Robert A. Frankel, and William R. Hutchinson.

      During the Fund's last fiscal year, five meetings of the Board were held; in addition, two audit committee meetings were held. Allan Bloostein attended less than 75% of the meetings of the Board and audit committee meetings held in the last fiscal year.

      Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate expenses (including reimbursement for travel and out-of-pocket expenses) of $2,953.24 were paid to such Directors by the Fund during the fiscal year ended October 31, 2000. Fees for the Independent Directors are currently set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Fund are compensated by Salomon Smith Barney.

      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year:

                                                                     Total             Total
                             Aggregate         Pension or        Compensation        Number of
                           Compensation        Retirement       from Fund and        Funds for
                             from Fund      Benefits Accrued     Fund Complex      Which Director
                       for the fiscal year     as part of     for the year ended   Serves within
Name of Person            ended 10/31/00     Fund Expenses         12/31/00         Fund Complex
--------------            --------------     -------------         --------         ------------
Martin Brody                 $5,250                 0              $138,600             20
Dwight B. Crane               5,750                 0               155,363             23
Allan J. Bloostein            5,250                 0               112,483             19
Robert A. Frankel             5,750                 0                79,450              9
William R. Hutchinson         5,250                 0                49,350              7
Heath B. McLendon*                0                 0                     0             77

----------
* Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.

      Upon attainment of age 80, Fund directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $2,375.

      The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                Position                    Principal Occupations and other
Name and Age              (Year First Elected)          Affiliations During The Past Five Years
------------              --------------------          ---------------------------------------
Heath B. McLendon,       Chief Executive Officer,          (see Table of Directors above)
Age 67                   Chairman of the Board and
                         President (1992)

Lewis E. Daidone,        Senior Vice President and         Managing Director of Salomon Smith
Age 43                   Treasurer (1994)                  Barney Inc.; Senior Vice President
                                                           and Treasurer or Executive Vice
                                                           President and Treasurer of 88
                                                           investment companies associated with
                                                           Citigroup; Director and Senior Vice
                                                           President of SSB Citi and TIA.

Peter Coffey,            Vice President and Investment     Managing Director of Salomon Smith
Age 56                   Officer (1999)                    Barney Inc.; Vice President of SSB
                                                           Citi and certain other investment
                                                           companies associated with Citigroup.

Christina T. Sydor,      Secretary (1994)                  Managing Director of Salomon Smith
Age 49                                                     Barney Inc.; Secretary or Executive
                                                           Vice President and General Counsel
                                                           of 60 investment companies
                                                           associated with Citigroup; General
                                                           Counsel and Secretary of SSB Citi
                                                           and TIA.

      The principal business address of Mr. McLendon, Mr. Coffey, Mr. Daidone and Ms. Sydor is 7 World Trade Center, New York, New York 10048.

      The election of each Director will require a plurality of the votes cast.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders of the Fund must be received by September 22, 2001 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2002 Annual Meeting will be held in February of 2002. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2002 Annual Meeting of Shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by December 6, 2001, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Board does not intend to present any other business at the Meeting, nor is the Fund aware of any shareholder proposals. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment, to the extent permissible under applicable law.

January 22, 2001

It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                                                                      Appendix A

                         MUNICIPAL HIGH INCOME FUND INC.
                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Municipal High Income Fund Inc. (the "Company") that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc, as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

      1. in its oversight of the Company's accounting and financial reporting principles and policies and audit controls and procedures;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

      4.    in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

      The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

      The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgement may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

      2. to review the fees charged by the outside auditors for audit and non-audit services;

      3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

      4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

      6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU
            Section 380), as may be modified or supplemented, including reports and communications related to:

            o deficiencies noted in the audit in the design or operation of internal controls;

            o     consideration of fraud in a financial statement audit;

            o     detection of illegal acts;

            o the outside auditors' responsibility under generally accepted auditing standards;

            o     significant accounting policies;

            o     management judgments and accounting estimates;

            o     adjustments arising from the audit;

            o the responsibility of the outside auditors for other information in documents containing audited financial statements;

            o     disagreements with management;

            o     consultation by management with other accountants;

            o major issues discussed with management prior to retention of the outside auditors;

            o difficulties encountered with management in performing the audit;

            o the outside auditors' judgments about the quality of the entity's accounting principles; and

            o reviews of interim financial information conducted by the outside auditors; and

      7. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

      8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

      9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

      10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

PROXY

MUNICIPAL HIGH INCOME FUND INC.

Seven World Trade Center
New York, New York 10048

This Proxy is Solicited on Behalf of the Board of Directors of the Fund

   The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T. SYDOR and WILLIAM J. RENAHAN, and each of them acting in the absence of the other, as
Proxies, each with the power to appoint a substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all shares of common stock of
Municipal High Income Fund Inc. held of record by the undersigned on January
3, 2001 at a Meeting of Shareholders to be held on February 21, 2001 or any adjournment thereof.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE

[X]  Please vote as in this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
If no direction is made, this proxy will be voted FOR each nominee for director.

The Board of Directors recommends a vote "FOR" the following proposals:

1.	ELECTION OF DIRECTORS		FOR     WITHHELD
	Nominees:  Robert A. Frankel and
	Heath B. McLendon

	_______________________________
	For both nominees except as noted above


2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign or if one signs, that shareholder's vote binds both shareholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ____________________________  Date: ________________

Signature: ____________________________  Date: ________________